UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

Midland International Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

(Address of Principal Executive Offices) (Zip Code)

(432) 276-3966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

AST SpaceMobile, Inc. (“we,” “us,” the “Company” or “AST”) plans to hold a special meeting of its stockholders (the “Special Meeting”) on or about November 21, 2025 to consider and vote on a proposal to amend and restate the Company’s Amended and Restated 2024 Incentive Award Plan (the “Incentive Plan”) to (a) increase the number of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock), available for issuance thereunder to the sum of (i) 14,000,000 shares of Class A Common Stock plus (ii) one share for every one share available for award under the AST SpaceMobile, Inc. 2020 Incentive Award Plan as of July 30, 2024 (1,415,079), for a total of 15,415,079 shares of Class A Common Stock, and (b) extend the expiration date of the Incentive Plan from July 29, 2034 to the tenth anniversary of the earlier of (i) the date the Incentive Plan is adopted by the Company’s Board of Directors and (ii) the date the Incentive Plan is approved by the Company’s stockholders.

Holders of record of the Company’s common stock as of the close of business on October 15, 2025 will be entitled to receive notice of and to vote at the Special Meeting.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. The forward-looking statements include, without limitation, the Company’s plans and expectations regarding the proposed Special Meeting and the proposal to amend the Incentive Plan to increase the number of shares of Class A Common Stock available for issuance thereunder and to extend the term of the Incentive Plan. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the actual events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to Part I, Item 1A. Risk Factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in Part II, Item 1A. Risk Factors included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025. The forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K. The Company’s filings with the Securities and Exchange Commission (“SEC”) can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the Special Meeting and the proposal, to be submitted to the Company’s stockholders for consideration at the Special Meeting, to amend and restate the Incentive Plan to increase the number of shares of Class A Common Stock available for issuance thereunder and to extend the term of the Incentive Plan. In connection with the Special Meeting, the Company intends to file proxy materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. Stockholders of the Company and other interested persons are urged to read all relevant documents filed with the SEC when they become available, including the preliminary and definitive proxy statements to be filed in connection with the Special Meeting, because they will contain important information about the Special Meeting and the proposal to amend and restate the Incentive Plan to increase the number of shares of Class A Common Stock available for issuance thereunder and to extend the term of the Incentive Plan. Stockholders will be able to obtain such documents (if and when available) free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://investors.ast-science.com/.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” in the solicitation of proxies from stockholders of the Company with respect to the proposal to be submitted to the Company’s stockholders at the Special Meeting. Information about the Company’s directors and executive officers is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2025, including under the headings “Corporate Governance Framework,” “Director Compensation,” “Executive Compensation,” “Certain Relationships and Related Transactions,” and “Security Ownership of Certain Beneficial Owners and Management,” the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 3, 2025, including under the headings “Directors, Executive Officers and Corporate Governance,” and to the extent holdings of the Company’s securities by its directors or executive officers have changed from the amounts set forth in such Definitive Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4, which are filed with the SEC. Additional information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation, if any, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the preliminary and definitive proxy statements to be filed in connection with the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date: October 6, 2025	By:	/s/ Andrew M. Johnson
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Chief Legal Officer